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                      MFS(R) Union Standard(R) Equity Fund

                      Supplement to the Current Prospectus


     The section of the prospectus entitled "Information Concerning Shares of the Fund/Redemptions and Repurchases" is amended by adding the following language after the paragraph entitled "Reinstatement Privilege" on page 27:

     In-Kind-Distributions. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


                  The date of this Supplement is May 14, 1999.